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                                                                    EXHIBIT 10.8

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                          SECURITIES PURCHASE AGREEMENT


                                      AMONG


                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC.


                                       AND


                 THE SEVERAL PURCHASERS NAMED IN ANNEX I HERETO



                            DATED AS OF JUNE 26, 1998



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                                TABLE OF CONTENTS

                                                                           PAGE
I.   PURCHASE AND SALE OF SECURITIES

     SECTION 1.01  Issuance, Sale and Delivery of Securities on the
                   Closing Date.............................................1
     SECTION 1.02  Closing Date.............................................2

II.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     SECTION 2.01  Organization, Qualifications and Corporate Power.........2
     SECTION 2.02  Authorization of Agreements, Etc.........................2
     SECTION 2.03  Validity.................................................3
     SECTION 2.04  Authorized Capital Stock.................................3
     SECTION 2.05  Governmental Approvals...................................4
     SECTION 2.06  Corporate Transactions...................................4
     SECTION 2.07  Events Subsequent to Date of Incorporation...............4
     SECTION 2.08  Actions Pending..........................................4
     SECTION 2.09  Trade Secrets............................................5
     SECTION 2.10  Taxes....................................................5
     SECTION 2.11  Other Agreements.........................................5
     SECTION 2.12  Title to Properties......................................5
     SECTION 2.13  Compliance with Laws, Etc................................5
     SECTION 2.14  Affiliated Transactions..................................5
     SECTION 2.15  Brokers' or Finders' Fees................................6

III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     SECTION 3.01  Authorization............................................6
     SECTION 3.02  Validity.................................................6
     SECTION 3.03  Investment Representations...............................6
     SECTION 3.04  Governmental Approvals...................................7
     SECTION 3.05  Brokers' or Finders' Fees................................8

IV.  CONDITIONS PRECEDENT

     SECTION 4.01  Conditions Precedent to the Obligations of
                   the Purchasers...........................................8
     SECTION 4.02  Conditions Precedent to the Obligations of
                   the Company.............................................10

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                                                                          PAGE
V.   MISCELLANEOUS

     SECTION 5.01  Expenses, Etc...........................................10
     SECTION 5.02  Survival of Agreements..................................10
     SECTION 5.03  Parties in Interest.....................................11
     SECTION 5.04  Notices.................................................11
     SECTION 5.05  Entire Agreement; Modifications.........................11
     SECTION 5.06  Counterparts............................................12
     SECTION 5.07  Assignment..............................................12
     SECTION 5.08  Governing Law...........................................12

TESTIMONIUM................................................................13

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                    INDEX TO EXHIBITS, ANNEXES AND SCHEDULES

EXHIBIT       DESCRIPTION

   A          Form of Amendment No. 1 to the Amended and Restated
              Registration Rights Agreement
   B          Form of Amendment No. 1 to the Amended and Restated
              Stockholders Agreement

 ANNEX        DESCRIPTION

   I          Purchasers

SCHEDULE      DESCRIPTION

 2.01(b)      Company Ownership of Stock or Other Interests
 2.04(a)      Ownership of Capital Stock of Company
 2.04(b)      Rights, Warrants, Options, Etc.
 2.05         Government Approvals
 2.06         Corporate Transactions
 2.07         Events Subsequent to Date of lncorporation
 2.08         Actions Pending
 2.12         Title to Properties
 2.14         Affiliated Transactions
 2.15         Brokers' or Finders' Fee
 3.03(d)      Certain Purchasers
 3.05         Brokers' or Finders' Fee

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      SECURITIES PURCHASE AGREEMENT dated as of June 26, 1998, among UNITED
SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company") and the several purchasers named in Annex I hereto (each of such purchasers being hereinafter at times referred to individually as a "Purchaser" and collectively as the "Purchasers").

      WHEREAS, the Company has been formed to engage in the business of owning and operating hospitals and/or surgical centers and acquiring additional hospitals and/or surgical centers and other businesses related thereto (collectively, the "Business");

      WHEREAS, on the Closing Date (as hereinafter defined), the Company wishes to issue, sell and deliver to the Purchasers an aggregate 400,000 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock") and 1,200 shares of the Company's Series A Redeemable Preferred Stock, $.01 par value ("Preferred Stock") (said shares of Class A Common Stock and Preferred Stock being hereinafter collectively called the "Shares");

      WHEREAS, the Purchasers, severally and not jointly, wish to purchase the Shares, all on the terms and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         PURCHASE AND SALE OF SECURITIES

      SECTION 1.01 ISSUANCE, SALE AND DELIVERY OF SECURITIES ON THE CLOSING DATE. (a) Subject to the terms and conditions set forth herein, on the Closing Date, the Company shall issue, sell and deliver to each Purchaser, and each Purchaser shall purchase from the Company (i) the number of shares of Class A Common Stock set forth opposite the name of such Purchaser on Annex I hereto under the heading "Number of Class A Common Shares" at a purchase price of $2.00 per share and (ii) the number of shares of Preferred Stock set forth opposite the name of such Purchaser on Annex I hereto under the heading "Number of Preferred Shares" at a purchase price of $1,000 per share. On the Closing Date, the Company shall issue a certificate or certificates in definitive form, registered in the name of each Purchaser, evidencing the securities being purchased by each such Purchaser hereunder.

      (b) As payment in full for the shares of Class A Common Stock and the shares of Preferred Stock being purchased by each Purchaser hereunder on the Closing Date, and against delivery thereof as aforesaid, on the Closing Date, each Purchaser shall (i) pay to the Company, by personal check or by wire transfer of immediately available funds to an account or accounts designated by the Company, the amount set forth opposite the name of such Purchaser on Annex I hereto under the heading "Total Purchase Price."

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      SECTION 1.02 CLOSING DATE. The closing of the sale and purchase of the
Shares shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard, & Kristol, 45 Rockefeller Plaza, New York, New York, at 10 a.m., New York time, on June 26, 1998, or at such other date and time as may be mutually agreed upon among the Purchasers and the Company (such closing being herein called the "Closing" and such date and time being herein called the "Closing Date").

                                       II

               REPRESENTATIONS AND W ARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchasers as follows:

      SECTION 2.01 ORGANIZATION QUALIFICATIONS AND CORPORATE POWER. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on its ability to carry on its business. The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute and deliver this Agreement, Amendment No. 1 to the Amended and Restated Registration Rights Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit A (" Amendment No. 1 to the Registration Rights Agreement") among the Company and the Purchasers and Amendment No. 1 to the Amended and Restated Stockholders Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit B ("Amendment No. 1 to the Stockholders Agreement") among the
Company and the Purchasers, to perform its obligations under this Agreement, Amendment No. 1 to Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, and to issue, sell and deliver the Shares.

      (b) Except as set forth on Schedule 2.01(b) hereto, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or
(ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise.

      SECTION 2.02 AUTHORIZATION OF AGREEMENTS ETC.

      (a) Each of the execution and delivery by the Company of this Agreement, Amendment No. 1 to Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale and delivery by the Company of the Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company or any of the

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properties or assets of the Company is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any subsidiary thereof.

      (b) The Shares have been duly authorized by the Company and, when sold and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Class A Common Stock or Preferred Stock, as the case may be. The issuance, sale and delivery of the Shares to the Purchasers hereunder is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

      SECTION 2.03 VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, when executed and delivered by the Company as provided in this Agreement, and when executed and delivered by the other parties thereto, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

      SECTION 2.04 AUTHORIZED CAPITAL STOCK.

      (a) The authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, $.01 par value, (ii) 20,000,000 shares of Class A Common Stock and (iii) 31,200 shares of Preferred Stock, $.01 par value. All of the issued and outstanding shares of capital stock of the Company are owned of record as set forth on Schedule 2.04(a) hereto.

      (b) Except as contemplated by this Agreement, the Amended and Restated Stockholders Agreement dated as of April 30, 1998 among the Company and the several stockholders named therein (as amended), the Company's Certificate of Incorporation or as set forth on Schedule 2.04(b) hereto, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is no binding commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of the Company's capital stock, any evidences of indebtedness or assets, and (iii) the Company has no obligations (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

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      SECTION 2.05 GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, except as set forth on Schedule 2.05 hereto, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution and delivery of this Agreement, Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, the performance of this Agreement, Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, or the issuance, sale and delivery of the Shares, other than, if applicable, compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

      SECTION 2.06 CORPORATE TRANSACTIONS. The Company was incorporated on February 27, 1998. Since such date of incorporation, the Company has not conducted any business or otherwise entered into any transactions other than (a) its organization, the adoption of its By-laws and the election of directors and officers, (b) the authorization and execution of the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement, each dated as of March 2, 1998 and among the Company and the several parties named therein,
(c) the authorization and execution of the Securities Purchase Agreement, the Amended and Restated Registration Rights Agreement (the "Amended and Restated Registration Rights Agreement") and the Amended and Restated Stockholders Agreement, each dated as of April 30, 1998 and among the Company and several parties named therein, (d) the authorization of this Agreement, Amendment No 1 to the Registration Rights Agreement, Amendment No. 1 to the Stockholders Agreement and the transactions contemplated hereby and thereby and (e) the other transactions set forth on Schedule 2.06 hereto.

      SECTION 2.07 EVENTS SUBSEQUENT TO DATE OF INCORPORATION. Except as contemplated by this Agreement or as set forth on Schedule 2.07 hereto, the Company has not (a) issued any stock, bonds or other corporate securities, (b) borrowed any amount or incurred any liabilities (absolute or contingent), (c) discharged or satisfied any lien or incurred or paid any obligation or liability (absolute or contingent), other than expenses incidental to the Company's formation, (d) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities or (e) conducted any business of a material nature.

      SECTION 2.08 ACTIONS PENDING. Except as set forth on Schedule 2.08 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary or any of their respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal, the outcome of which might reasonably be expected to result in any material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its subsidiaries taken as a whole. To the knowledge of the Company, except as set forth on Schedule 2.08 hereto, there does not exist any reasonable basis for any such action, suit, investigation or proceeding.

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      SECTION 2.09 TRADE SECRETS. To the knowledge of the Company, (a) no third party has claimed that any person affiliated with the Company or any subsidiary has violated any of the terms or conditions of his employment contract with such third party, or disclosed or utilized any trade secrets or proprietary information or documentation of such third party, or interfered in the employment relationship between such third party and any of its employees and
(b) no person affiliated with the Company or any subsidiary has employed any trade secrets or any information or documentation proprietary to any former employer.

      SECTION 2.10. TAXES. The Company and each subsidiary, as applicable, has duly and timely filed or caused to be filed all Federal, state, local and foreign tax returns that have been required to be filed to date by it and has timely paid or caused to be timely paid all taxes or all assessments received by it to the extent that such taxes or assessments have become due.

      SECTION 2.11 OTHER AGREEMENTS. Neither the Company nor any subsidiary is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

      SECTION 2.12 TITLE TO PROPERTIES. Except as set forth on Schedule 2.12 hereto, the Company and each of its subsidiaries owns its properties and assets free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances.

      SECTION 2.13 COMPLIANCE WITH LAWS. ETC. (a) Each of the Company and its subsidiaries has all material governmental licenses, franchises and permits for the conduct of its business as currently conducted (collectively, "Governmental Permits").

      (b) The business of the Company and each of its subsidiaries is Being conducted in compliance with all applicable laws, ordinances, rules and regulations of all governmental authorities relating to their respective properties or applicable to their respective businesses, including without limitation the terms of all Governmental Permits and Federal securities laws, other than minor non-compliance that can be cured at nominal cost without adversely affecting the business of the Company or any subsidiary as it is currently conducted. Neither the Company nor any subsidiary has received any notice of any alleged violation of any of the foregoing, nor is the Company aware of any basis for any such allegation.

      SECTION 2.14 AFFILIATED TRANSACTIONS. Except as contemplated by this Agreement or as set forth on Schedule 2.14 hereto, to the knowledge of the Company, no officer, director or stockholder of the Company or any person related by blood or marriage to any such person or any entity in which any such person owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or has any material interest in any material property used by the Company.

      SECTION 2.15 BROKERS' OR FINDERS' FEES. Except as set forth on Schedule 2.15, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company with the Purchasers, without the intervention of any person on behalf of the Company in such a manner to give rise to any claim by any person for a finders' fee, brokerage commission or similar payment.

                                       III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser represents and warrants to the Company, severally and not jointly,as follows:

      SECTION 3.01 AUTHORIZATION. The execution, delivery and performance by such Purchaser of this Agreement, Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement and the purchase and receipt by such Purchaser of the Shares being purchased by it hereunder have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of law, any order of any court or other agency of government applicable to such Purchaser, or any provision of any indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

      SECTION 3.02 VALIDITY. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, when executed and delivered by such Purchaser in accordance with this Agreement, and when executed and delivered by the other parties thereto, will constitute the legal, valid and binding obligation of such Purchaser, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

      SECTION 3.03 INVESTMENT REPRESENTATIONS. (a) Such Purchaser is acquiring the Shares for its own account, for investment, and not with a view toward the resale or distribution thereof in violation of applicable law.

      (b) Such Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws,

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and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available. Such Purchaser also understands that, except as provided in the Amended and Restated Registration Rights Agreement (as amended), it is not contemplated that any registration will be made under the Securities Act or that the Company will take steps which will make the provisions of Rule 144 under the Securities Act available to permit resale of the Shares. Such Purchaser will not pledge, transfer, convey or otherwise dispose of any of the Shares, except in a transaction that is the subject of either (x) an effective registration statement under the Securities Act and any applicable state securities laws, or
(y) an opinion of counsel to the effect that such registration is not required (which opinion and counsel shall be reasonably satisfactory to the Company, it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol shall be satisfactory, and may be relied on by the Company in making such determination), it being intended that the agreements with respect to the Shares contained in this sentence shall be construed consistently with the provisions relating to the same subject matter contained in the Amended and Restated Registration Rights Agreement (as amended).

      (c) Such Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment in the Shares being purchased by it for an indefinite period of time. Such Purchaser has had the opportunity to ask questions of, and receive answers from, officers of the Company with respect to the business and financial condition of the Company and the terms and conditions of the offering of the Shares and to obtain additional information necessary to verify such information or can acquire it without unreasonable effort or expense.

      (d) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares. Such Purchaser (other than the Purchasers set forth on Schedule 3.03(d) hereto) is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act with respect to its purchase of the Shares, and that if such Purchaser is a partnership, it has not been formed solely for the purpose of purchasing the Shares it is purchasing hereunder (unless each of the partners of such partnership is an accredited investor).

      SECTION 3.04 GOVERNMENTAL APPROVALS. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary by such Purchaser for the valid execution, delivery and performance of this Agreement, Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement, other than, if applicable, compliance with the requirements of the HSR Act.

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      SECTION 3.05 BROKERS' OR FINDERS' FEES. Except as set forth on Schedule
3.05, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Purchasers with the Company, without the intervention of any person on behalf of the Purchasers in such a manner as to give rise to any claim by any person for a finders' fee, brokerage commission or similar payment.

                                       IV

                              CONDITIONS PRECEDENT

      SECTION 4.01 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser hereunder are, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

      (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchasers in writing.

      (b) PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Closing Date, and the Company shall have certified to such effect to the Purchasers in writing.

      (c) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby shall have been taken or obtained by the Company and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their counsel.

      (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

      (e) AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT AND AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT. The Company shall have executed and delivered Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement.

      (f) OPINION OF COUNSEL. The Purchasers shall have received an opinion of Nossaman, Guthner, Knox & Elliott, LLP in form and substance reasonably satisfactory to the Purchasers and their counsel.

      (g) SUPPORTING DOCUMENTS. The Purchasers and their counsel shall have received copies of the following supporting documents:

      (i)(x) copies of the Certificate of Incorporation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and (y) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

      (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying (w) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, Amendment No. 1 to the Registration Rights Agreement, Amendment No. 1 to the Stockholders Agreement and the issuance, sale and delivery of the Shares, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby; (y) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(x) above; and (z) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, Amendment No. 1 to the Registration Rights Agreement, Amendment No. 1 to the Stockholders Agreement and the stock certificates representing the Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and

      (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel may reasonably request.

      All such documents shall be satisfactory in form and substance to the Purchasers and their counsel.

      (h) CONSENTS: HSR ACT WAITING PERIOD. The Company shall have obtained all authorizations, consents, waivers and approvals as may be required in connection with the consummation of this Agreement and the transactions contemplated hereby. Without limiting the generality of the foregoing, all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

      SECTION 4.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions:

      (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

      (b) PERFORMANCE. The Purchasers shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by them prior to or on the Closing Date.

      (c) ALL PROCEEDINGS TO BE SATISFACTORY. All proceedings to be taken by the Purchasers and any waivers and consents to be obtained by the Purchasers in connection with the transactions contemplated hereby shall have been taken or obtained by the Purchasers and all documents incident thereto shall be satisfactory in form and substance to the Company and its counsel.

      (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

      (e) AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT AND AMENDMENT
NO. 1 TO THE STOCKHOLDERS AGREEMENT. Each of the Purchasers shall have executed and delivered Amendment No. 1 to the Registration Rights Agreement and Amendment No. 1 to the Stockholders Agreement.

                                        V

                                  MISCELLANEOUS

      SECTION 5.01 EXPENSES. ETC, Each party shall pay its own expenses, except that the Company shall pay a11 fees and expenses of Reboul, MacMurray, Hewitt, Maynard & Kristol incident to the negotiation, preparation and execution of this Agreement. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, made as a result of any agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

      SECTION 5.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this

Agreement and the issuance, sale and delivery of the Shares pursuant hereto and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

      SECTION 5.03 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      SECTION 5.04 NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or by overnight courier or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such party at the address or facsimile number set forth below:

      if to the Company, to:

                  United Surgical Partners International, Inc.
                  17103 Preston Road
                  Suite 190 North
                  Dallas, Texas 75248
                  Facsimile: 972-267-0084
                  Attention: Donald Steen

                  with a copy to:

                  Nossaman, Guthner, Knox & Elliott, LLP
                  445 South Figueroa Street, 31st Floor
                  Los Angeles, CA 90071
                  Facsimile: 213-612-7801
                  Attention: Robert D. Mosher, Esq.

      if to any Purchaser, to such Purchaser at the address appearing on Annex I hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of facsimile, when received.

      SECTION 5.05 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement (including the Exhibits, Annexes and Schedules hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the party to be charged.

      SECTION 5.06 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      SECTION 5.07 ASSIGNMENT. This Agreement may not be assigned by the Company or the Purchasers without the prior written consent of the Company and each of the Purchasers.

      SECTION 5.08 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


                               UNITED SURGICAL PARTNERS
                                    INTERNATIONAL, INC.


                               By /s/ DONALD STEEN
                                  Donald Steen
                                  Chief Executive Officer

                               PURCHASERS:

                               M. ROBERT KNAPP TRUST U/A
                               (DTD August 31, 1990)

                               /s/ M. ROBERT KNAPP
                                   M. Robert Knapp
                                   Trustee

                               /s/ ELIZABETH W. KNAPP
                                   Elizabeth W. Knapp
                                   Trustee


                               PURCHASERS:

                               CALVER FUND,INC.

                               /s/ NEIL R. ANDERSON
                                   Neil R. Anderson
                                   President


                               PURCHASERS:

                               /s/ JAMES KEN NEWMAN
                                   James Ken Newman


                               PURCHASERS:
                               NGKE/USPI PARTNERS

                               By /s/ ROBERT MOSHER
                                      Robert Mosher
                                      Managing Partner

                               PURCHASERS:
                               L & W CO.

                               /s/ DANIEL R. COLEMAN
                                   Daniel R. Coleman
                                   Vice-President & Trust Officer


                               PURCHASERS:

                               /s/ NORMAN BROWNSTEIN
                                   Norman Brownstein


                               PURCHASERS:

                               /s/ WILLIAM WILCOX
                                   William Wilcox

                               PURCHASERS:

                               /s/ PAUL WHITMAN
                                   Paul Whitman

                               PURCHASERS:

                               RIVID LLC

                               By /s/ DAVID VANDEWATER
                                      David Vandewater
                                      Manager


                               PURCHASERS:

                               CGJR II, L.P.

                               By CGJR Capital Management, Inc.
                               General Partner

                               By /s/ CHRISTOPHER GRANT, JR.
                                      Christopher Grant, Jr.
                                      President


                               PURCHASERS:

                               CGJR/MF III, L.P.

                               By CGJR Capital Management, Inc.
                               General Partner

                               By /s/ CHRISTOPHER GRANT, JR.
                                      Christopher Grant, Jr.
                                      President

                               PURCHASERS:

                               /s/ PATRICK McMULLAN
                                   Patrick McMullan

                               PURCHASERS:

                               /s/ CRAIG CALLEN
                                   Craig Callen


                               PURCHASERS:

                               /s/ LAWRENCE LAVINE
                                   Lawrence Lavine


                               PURCHASERS:

                               /s/ DAVID DENNIS
                                   David Dennis


                               PURCHASERS:

                               /s/ MICHAEL R. NICOLAIS
                                   Michael R. Nicolais

                               /s/ JANE L. NICOLAIS
                                   Jane L. Nicolais
                                   Tenants in Common


                               PURCHASERS:

                               /s/ TOM C. DAVIS
                                   Tom C. Davis

                              ANNEX I - PURCHASERS

                                Number of       Number of     Total
                                Class A Common  Preferred     Purchase
                                Shares          Shares        Price
                                --------------  ---------   ----------
M. Robert Knapp Trust           20,000             60       $  100,000

Calver Fund, Inc.               40,000            120       $  200,000

James Ken Newman                40,000            120       $  200,000

NGKE/USPI Partners              40,000            120       $  200,000

L & W Co.                       20,000             60       $  100,000

Norman Brownstein               30,000             90       $  150,000

William Wilcox                  20,000             60       $  100,000

Paul Whitman                    40,000            120       $  200,000

Rivid LLC                       30,000             90       $  150,000

CGJR II, L.P.                   25,500             77       $  128,000

CGJR/MF III, L.P.               14,500             43       $   72,000

Patrick McMullan                20,000             60       $  100,000

Craig Callen                    20,000             60       $  100,000

Lawrence Lavine                 10,000             30       $   50,000

David Dennis                    10,000             30       $   50,000

Michael R. & Jane L. Nicolais   10,000             30       $   50,000

Tom C. Davis                    10,000             30       $   50,000
                                ------         ------       ----------

      Totals:                  400,000          1,200       $2,000,000


Addresses:

M. Robert Knapp, M.D.
37 Via Roma
Wichita, KS 67230

Calver Fund, Inc.
c/o Jack Anderson
16475 Dallas Parkway - Suite 735
Dallas, TX 75248
Facsimile: 972-248-7433

James Ken Newman
Horizon Health Corporation
1500 Waters Ridge
Lewisville, TX 75057
Facsimile: 972-420-7794

NGKE/USPI Partners
c/o Robert Mosher
Nossaman, Guthner, Knox & Elliot, LLP
445 S. Figueroa Street - 31st Floor
Los Angeles, CA 90071
Facsimile: 213-612-7801

L & W Co.
Attn: Daniel R. Coleman
c/o North Dallas Bank & Trust Co.
12900 Preston Road @ LBJ
Dallas, TX 75230
Facsimile: 972-931-0784

Norman Brownstein
Brownstein, Hyatt, Farber & Strickland
410 17th Street - 22nd Floor
Denver, CO 80202
Facsimile 303-623-1956

Rivid LLC
c/o David Vandewater
104 Woodmont Blvd. - Suite 101
Nashville, TN 37205
Facsimile 615-269-4261

William Wilcox

United Dental Care
13601 Preston Road - Suite 500 East
Dallas, TX 75240
Facsimile 972-702-0340

Paul Whitman
Staubach Company
6750 LBJ Freeway - Suite 1100
Dallas, TX 75240
Facsimile. 972-385-8132

CGJR II, L.P.
CGJR/MF III, L.P.
c/o Christopher Grant, Jr.
30 Burton Hills Blvd Suite 370
Nashville, TN 37215
Facsimile 615-665-2912

Patrick McMullan
Craig Callen
Lawrence Lavine
Donaldson, Lufkin & Jenrette
277 Park Avenue
New York, NY 10172
Facsimile 212-892-7272

David Dennis
Donaldson, Lufkin & Jenrette
2121 Avenue of the Stars
Suite 3200
Los Angeles, CA 90067
Facsimile. 310-785-5138

Michael R Nicolais
Tom C. Davis
Donaldson, Lufkin & Jenrette
20020 Ross Avenue Suite 2900
Dallas, TX 75201
Facsimile 214-979 4100

                                                                       EXHIBIT A

          FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AMENDMENT




                                  SEE TAB 2

                                                                  EXECUTION COPY

                                                                       EXHIBIT A

                                AMENDMENT NO. I

                                      TO

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


         AMENDMENT NO. 1 to the Amended and Restated Registration Rights Agreement, dated as of June 26, 1998 (the "Amendment"), by and among United Surgical Partners International, Inc., a Delaware corporation (the "Company") and the parties named at the foot hereof (each of such parties being hereinafter referred to individually as a 'Purchaser" and collectively as the "Purchasers"), amending the Amended and Restated Registration Rights Agreement dated as of April 30, 1998 among the Company and the several signatories thereto (the "Registration Rights Agreement").

         On the date hereof, the Company and the Purchasers are consummating the transactions contemplated by the Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement") pursuant to which the Company has agreed to sell to the Purchasers an aggregate 400,000 shares of the Company's Class A Common Stock. $ 01 par value ("Class A Common Stock") (such shares of Class A Common Stock being hereinafter collectively called the "Shares").

         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement that the Company and the Purchasers execute this Amendment.

         Pursuant to Section 13(d) of the Registration Rights Agreement, the Registration Rights Agreement is hereby amended as follows:

         1. Each Purchaser is hereby made a party to the Registration Rights Agreement with the same rights and obligations as a holder of "Investor Shares" (with respect to the Shares) as set forth in the Registration Rights Agreement.

         2. The Registration Rights Agreement, as amended by this Amendment, is hereby in all respects confirmed.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                     UNITED SURGICAL PARTNERS
                                                     INTERNATIONAL, INC.



                                                     By
                                                       ------------------------
                                                     Donald Steen
                                                     Chief Executive

AGREED TO AND ACCEPTED
as of the date first above written.

M. ROBERT KNAPP TRUST U/A
(DTD August 31, 1990)



--------------------------------------------
M. Robert Knapp
Trustee



--------------------------------------------
Elizabeth W. Knapp
Trustee

AGREED TO AND ACCEPTED
as of the date first above written.

CALVER FUND, INC.



By
  ------------------------------------------
Neil R. Anderson
President

AGREED TO AND ACCEPTED
as of the date first above written.



------------------------------------------
James Ken Newman

AGREED TO AND ACCEPTED
as of the date first above written.

NGKE/USPI PARTNERS



By
  ------------------------------------------
Robert Mosher
Managing Partner

AGREED TO AND ACCEPTED
as of the date first above written.

L & W CO.



By
  ------------------------------------------
Daniel R. Coleman
Vice-President & Trust Officer

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Norman Brownstein

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
William Wilcox

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Paul Whitman

AGREED TO AND ACCEPTED
as of the date first above written.

RIVID LLC



By
  ------------------------------------------
David Vandewater
Manager

AGREED TO AND ACCEPTED
as of the date first above written.

CGJR II, L.P.

By CGJR Capital Management, Inc.
General Partner



By
  ------------------------------------------
Christopher Grant, Jr.
President

AGREED TO AND ACCEPTED
as of the date first above written.

CGJR/MF III, L.P.

By CGJR Capital Management. Inc.
General Partner



By
  ------------------------------------------
Christopher Grant, Jr.
President

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Patrick McMullan

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Craig Callen

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Lawrence Lavine

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
David Dennis

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Michael R. Nicolais



--------------------------------------------
Jane L. Nicolais
Tenants in Common

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Tom C. Davis

                                                                       EXHIBIT B

                  FORM OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                    SEE TAB 3

                                                                  EXECUTION COPY

                                                                       EXHIBIT B

                                 AMENDMENT NO. 1

                                        TO

                               AMENDED AND RESTATED
                              STOCKHOLDERS AGREEMENT


         AMENDMENT NO. 1 to the Amended and Restated Stockholders Agreement, dated as of June 26, 1998 (the "Amendment"), by and among United Surgical Partners International, Inc. a Delaware corporation (the "Company"), and the parties named at the foot hereof (each of such parties being hereinafter referred to individually as a "Purchaser" and collectively as the "Purchasers") amending the Amended and Restated Stockholders Agreement dated as of April 30, 1998 among the Company and the several signatories thereto (the "Stockholders Agreement").

         On the date hereof, the Company and the Purchasers are consummating the transactions contemplated by the Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement") pursuant to which the Company has agreed to sell to the Purchasers an aggregate 400,000 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock") and an aggregate 1,200 shares of the Company's Series A Redeemable Preferred Stock, $.01 par value ("Preferred Stock") (said shares of Class A Common Stock and Preferred Stock being hereinafter collectively called the "Shares").

         It is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement that the Company and the Purchasers execute this Amendment,

         Pursuant to Section 13 of the Stockholders Agreement, the Stockholders Agreement is hereby amended as follows:

         1. Each Purchaser is hereby made a party to the Stockholders Agreement with the same rights and obligations as the "Investors" as set forth in the Stockholders Agreement.

         2. The Stockholders Agreement, as amended by this Amendment, is hereby in all respects confirmed.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                                                     UNITED SURGICAL PARTNERS
                                                     INTERNATIONAL, INC.



                                                     By:
                                                        ------------------------
                                                        Donald Steen
                                                        Chief Executive Officer

AGREED TO AND ACCEPTED
as of the date first above written.

M. ROBERT KNAPP TRUST U/A
(DTD August 31, 1990)



--------------------------------------------
M. Robert Knapp



--------------------------------------------
Elizabeth W. Knapp
Trustees

AGREED TO AND ACCEPTED
as of the date first above written.

CALVER FUND, INC.



--------------------------------------------
Neil R. Anderson
President

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
James Ken Newman

AGREED TO AND ACCEPTED
as of the date first above written.

NGKE/USPI PARTNERS



--------------------------------------------
Robert Mosher
Managing Partner

AGREED TO AND ACCEPTED
as of the date first above written.

L & W CO.



By
  ------------------------------------------
Daniel R. Coleman
Vice-President & Trust Officer

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Norman Brownstein

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
William Wilcox

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Paul Whitman

AGREED TO AND ACCEPTED
as of the date first above written.

RIVID LLC



By
  ------------------------------------------
David Vandewater
Manager

AGREED TO AND ACCEPTED
as of the date first above written.

CGJR II, L.P.

By CGJR Capital Management, Inc.
General Partner



By
  ------------------------------------------
Christopher Grant, Jr.
President

AGREED TO AND ACCEPTED
as of the date first above written.

CGJR/MF III, L.P.

By CGJR Capital Management, Inc.
General Partner



By
  ------------------------------------------
Christopher Grant, Jr.
President

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Patrick McMullan

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Craig Callen

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Lawrence Lavine

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Lawrence Lavine

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
David Dennis

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Michael R. Nicolais



--------------------------------------------
Jane L. Nicolais
Tenants in Common

AGREED TO AND ACCEPTED
as of the date first above written.



--------------------------------------------
Tom C. Davis

                                   SCHEDULE 2.01(b)

                     COMPANY OWNERSHIP OF STOCK OR OTHER INTERESTS



1. COLUMBIA INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("CIH"), which is 100% owned by the Company.

2. COLUMBIA HEALTHCARE CORPORATION OF SPAIN, S. L., a Spanish corporation ("Spanish Parent"), which is presently 100% owned by CIH. The Company has entered into a Shareholders Agreement with Hospital Management Team, S.L., a Spanish corporation ("HMT"), pursuant to which CIH will contribute 100% of the stock of Spanish Parent and $250,000 to USP Europe, S.L., a Spanish corporation ("USP Europe"), in exchange for 82.5% of the stock of USP Europe. Under the Shareholders Agreement, HMT will (a) purchase 17.5% of the stock of USP Europe, (b) be granted an option to purchase an additional 2.5% of such stock and (c) have the right to purchase shares and be granted options in connection with future stock issuances that will, if fully exercised, allow HMT to maintain its 20% ownership interest (including shares underlying options) in USP Europe.

3. INSTITUTO DEXEUS, S. A., a Spanish corporation that is 79.0654% owned by Spanish Parent ("Dexeus").

4. DIAGNOSTICOS Y TRATAMIENTOS, S. A., a Spanish corporation that is 71.28% owned by Dexeus.

5. DENSITOMETRIA OSEO COMUTERIZADA, S. L., a Spanish corporation that is 15% owned by Dexeus.

6. IMAGENES DIAGNOSTICAS, S. A., a Spanish corporation that is 7% owned by Dexeus.

7. ESTUDIOS FUNCIONALES, S. A., a Spanish corporation that is 12% owned by Dexeus.

8. UNIDAD DE RECUPERACION DEL SUELO PELVICO, S. L., a Spanish corporation that is 15% owned by Dexeus.

9. CENTRO DE PATOLOGIA CELULAR, S. A., a Spanish corporation that is 10% owned by Dexeus.

                                 SCHEDULE 2.04(a)

                      OWNERSHIP OF CAPITAL STOCK OF THE COMPANY

                                                                Number of Shares
Stockholder of Record                                        of Class A Common Stock
---------------------                                        -----------------------
Welsh, Carson Anderson & Stowe VII, L.P.                           6,482,665
WCAS Healthcare Partners, L.P.                                        96,890
Patrick J. Welsh                                                      79,036
Russell L. Carson                                                     79,035
Bruce K. Anderson                                                     79,035
Richard H. Stowe                                                      13,842
Andrew M. Paul                                                        13,842
Thomas E. McInerney                                                   41,525
Laura VanBuren                                                           693
Robert A. Minicucci                                                   13,842
Anthony deNicola                                                       4,844
Rudolph E. Rupert                                                      2,076
Paul B. Queally                                                       10,658
D. Scott Mackesy                                                       2,768
Kenneth Melkus                                                        10,500
Donald Steen                                                         656,250
Sue Shelley                                                          187,500
Laurie Hogue                                                          37,500
Michael Crews                                                         75,000
SuZan Nelson                                                          37,500
David McDonald                                                        75,000
                                                                      ------
                                    TOTAL:                         8,000,000

                               SCHEDULE 2.04(b)

                        RIGHTS, WARRANTS, OPTIONS, ETC.


                  1. The Company's Board of Directors has authorized the grant of stock options covering a total of 880,800 shares of Common Stock at an option price of $2.00 per share.

                  2. The letter of intent, dated January 23, 1998, between WCAS VII and Donald E. Steen states that Mr. Steen may be entitled to be granted additional options if Mr. Steen continues to invest in the Company on a pro rata basis with WCAS VII and its affiliated investors after the initial proposed investment of $50,000,000 is made by WCAS VII and its affiliates.

                                 SCHEDULE 2.05

                            GOVERNMENTAL APPROVALS


                  1. If the Purchasers exercise their rights pursuant to
Section 4 of the Amended and Restated Registration Rights Agreement to require the Company to register any portion of their Company shares, the Company will be required to make filings under applicable federal and state securities laws in order to perform its obligations.

                  2. The Company is required to file a Form 25102(f) or an SEC Form D with the California Commissioner of Corporations following the Closing Date.

                                SCHEDULE 2.06

                            CORPORATE TRANSACTIONS


                  1. The Company has established a corporate office in Dallas, Texas, has several employees and is actively investigating and negotiating several possible acquisition and joint venture transactions.

                  2. The Company executed a Stock Purchase Agreement, consummated the acquisition of the stock of CIH and made a loan of $2,644,222.37 to Spanish Parent on April 30, 1998. Since that time, the corporations listed on Schedule 2.01(b) have conducted their respective businesses.

                  3. The Company entered into the Shareholders Agreement referred to in Item 2 of Schedule 2 01(b) and is in the process of implementing the transactions provided for therein.

                  4. The Company has entered into a non-binding letter of intent, dated June 4, 1998, with Health Horizons, Inc , a Delaware corporation ("HHI"), which provides for HHI to be merged into a wholly-owned subsidiary of the Company for approximately $6.8 million, 60% of which will be in USPI stock (40% Class A Common and 60% Series B Convertible Preferred Stock) and 40% of which will be in cash, plus a maximum "earn-out" payment of $1.5 million (all payable in cash, if earned)

                  5. The Company has also entered into a non-binding letter of intent, dated May 1, 1998, with St. Rose Dominican Hospital, a Nevada not-for-profit corporation, to participate in the development of an outpatient surgery center in Henderson, Nevada.

                  6. Spanish Parent and/or USP Europe are in negotiations to acquire two additional hospitals in Spain.

                  7. The Company is in various stages of negotiations for the acquisition or development of other outpatient surgery centers or hospitals in the United States.

                                SCHEDULE 2.07

                 EVENTS SUBSEQUENT TO DATE OF INCORPORATION


See Schedules 2.01(b), 2.04(a), 2.04(b) and 2.06, which are incorporated herein by this reference.

                                SCHEDULE 2.08

                               ACTIONS PENDING


None.

                                 SCHEDULE 2.12

                               TITLE TO PROPERTY


Dexeus has an outstanding mortgage debt of approximately $1.9 million.

                                  SCHEDULE 2.14

                             AFFILIATED TRANSACTIONS


See Schedule 2.04(b), which is incorporated herein by this reference.

                                   SCHEDULE 2.15

                             BROKERS' OR FINDERS' FEES


None.

                                  SCHEDULE 3.03(d)

                                 CERTAIN PURCHASERS


None.

                                   SCHEDULE 3.05

                             BROKERS' OR FINDERS' FEES


None.